UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2016

Item 1. Reports to Stockholders.

‘‘OVERLOOKING
RIPPLES IN
THE MARKET’’
–  George Young

VILLX & VLEQX

Annual Report August 31, 2016

Like a river on a windy day, there are constant ripples on the water of the market.
And it’s impossible to tell just by looking at the surface what’s really going on.
At Villere & Co., we’re patient through the winds, focused on the fundamentals of value over the long term, watching for opportunities. Our time-tested methods of deep research and a team approach have been our tradition and hallmark for over a century.
We have a great deal of conviction in each of the companies we own; by investing in only a handful of the best ideas, we really know the companies. Find out more and see the latest national media coverage of the firm at: villere.com.

Villere Funds

Table of Contents

A Message to Our Shareholders	2
Sector Allocation	9
Expense Example	11
Performance Chart and Analysis	13
Schedules of Investments	15
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	40
Approval of Investment Advisory Agreements	41
Trustee and Executive Officers	45
Additional Information	49
Privacy Notice	Inside Back Cover

Villere Funds

August 31, 2016

To Our Fellow Shareholders:

As a reminder, we launched the Balanced Fund in 1999 to invest in both stocks and bonds.  In 2013, we decided to introduce the Equity Fund for investors that were not interested in bonds.  Generally speaking, the stocks held in the Villere Equity Fund will be similar (but not identical) to the equity portion of the Villere Balanced Fund.  Individual stock weightings will also differ between the two Funds.

Our dream equity investment is a U.S.-domiciled publicly traded company that dominates its niche, is run by a terrific management team, is growing earnings, has little or no debt, and is valued reasonably.  Candidly, we’re having a harder and harder time finding companies that satisfy all of those criteria as equities continue to reach all-time highs.  As such, we’ve grown our cash position to ensure that we have the ability to purchase opportunities as they become available.

We seek to build portfolios of our twenty to twenty-five best stock ideas and to hold stocks until our thesis changes or we consider the share price to be unsustainably high.  We typically hold stocks for three to five years or more.  In addition to potentially minimizing trading costs, this long holding period should create a lower tax burden for our taxable investors.  On the bond side, we tend to buy newly issued corporate debt and hold to maturity.

Villere Funds

Villere Balanced Fund Performance

Since the mid-year update on February 28, the Villere Balanced Fund posted a 6 month return of 17.11%, a marked improvement from the prior six months.  As of August 31, 2016, the Villere Balanced Fund had a one-year return of 2.50%, a five-year annualized return of 8.67%, a ten-year annualized return of 6.89%, and annualized return since inception of 7.87%.

					Since
Average Annual Total Returns					Inception
for Period Ending 8/31/16	6 Mos.	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	17.11%	2.50%	8.67%	6.89%	7.87%
Barclays Capital Intermediate
Government/Credit
Bond Index	2.34%	4.07%	2.39%	4.23%	4.85%
Lipper Balanced Fund Index	9.58%	7.60%	8.30%	5.59%	5.18%
S&P 500 Total Return Index	13.60%	12.55%	14.69%	7.51%	5.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Balanced Fund was 0.89%.

Villere Funds

Villere Equity Fund Performance

Similar to the Villere Balanced Fund, the Villere Equity Fund also enjoyed strong returns, posting 18.55% for the six months ending August 31st.  The Fund has returned 2.00% since inception (annualized), which is unfortunately behind both the S&P 500 Total Return Index and the Lipper Mid-Cap Growth Fund Index.  Still, we were pleased to see smaller companies outperform their larger brethren, and are optimistic that we will see a continued reversion to the mean.

			Since
Average Annual Total Returns			Inception
for Period Ending 8/31/16	6 Mos.	1 Year	5/31/13
Villere Equity Fund	18.55%	0.68%	2.00%
Lipper Mid-Cap Growth Fund Index	15.04%	4.22%	9.32%
S&P 500 Total Return Index	13.60%	12.55%	11.53%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 1.11%.  The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Market Commentary

When the United Kingdom shocked the world by voting to exit the European Union in June, investors fled the market.  However, this decline was short lived, and the six month period turned out to be significantly positive overall.

Markets have posted solid gains over the past six months, led by small and mid-cap companies.  Investor concerns that the Federal Reserve would spike interest rates appear to have subsided, and the presidential debates seem more focused on personalities than on policy discussion.  As a result, we aren’t seeing the usual volatility spike that historically results as policy ideas shift investor sentiment.

We continue to view bond yields as unattractive at these levels, and hold close to our minimum allocation to fixed income.

Villere Funds

Equity Discussion

After the aforementioned “Brexit” vote, we immediately looked to identify stocks that were being unduly punished by investor fears.  We identified Steris, a UK-based provider of surgical and medical supplies focused on infection prevention for hospitals and other care centers.  While based in the UK, Steris derives approximately 74% of its revenues from the United States.  We felt that investors were “throwing the baby out with the bathwater” and purchased shares of Steris for both Funds.

Our top performer during the past six months was online education provider 2U.  2U, which partners with universities to offer online versions of post-graduate degrees, announced a new JD program as well as a master of public administration with Syracuse.  Perhaps more importantly to investors, 2U guided to positive EBITDA (a proxy for cash flow) for 2016.  While few investors have questioned 2U’s impressive growth, some were skeptical that the company could reach profitability.  We view the trends at 2U positively and look forward to watching this company grow and continue to offer differentiated educational opportunities through its partnerships with highly respected universities.

The six month period also saw strong performance from EverBank Financial, which announced that it will be purchased by TIAA for $19.50 per share in cash.  That price represents a 26% premium to where the shares traded before talks became public.  EverBank wasn’t the only portfolio company that announced a transaction – Epiq Systems announced that it will be purchased by OMERS Private Equity and Harvest Partners for $16.50 in cash.  This occurred after Villere played an unusual role as activist investor in nominating board members to Epiq.  Our efforts in successful litigation were ultimately vindicated by the Missouri courts.

Finally, shares of Taser International were up meaningfully during the quarter as Los Angeles announced that it would arm 7,000 front line officers with both its non-lethal weapons as well as Axon body-worn cameras.  With tensions between police and the public at critical levels, we believe that both of Taser’s businesses fit squarely in areas where police spending is showing growth.

Our largest laggard during the six month period was Flowers Foods.  Flowers suffered both from cost pressures in its business as well as the legal overhang of an allegation that it violated overtime laws by improperly classifying its distributors as independent contractors rather than employees.

Villere Funds

Fixed Income Discussion

As stated in the Villere Balanced Fund prospectus, under normal market conditions the Fund will invest at least 25.0% of its assets in fixed-income securities.  At the end of August, the Fund held 22.7% of its assets in corporate debt securities and 6.4% in short-term investments.  The fixed income portfolio has a fairly short modified duration of 3.7 years, which suggests that it is less sensitive to shifts in interest rates as we look ahead to potential Fed moves or other events that may raise interest rates.

Conclusion

We will continue to invest your money the way we always have, and will conduct extensive due diligence to assemble a portfolio of companies with great management teams, strong earnings power, and enviable market positions.  We will continue to maintain concentrated portfolios of only our best ideas.  As a result, we expect that our Funds will likely be more volatile than our peers, but we believe that our investors will be compensated for this volatility.  Further, we believe that our focus on small and medium-sized businesses that are based in the U.S. could help to shield our investors from shifts in foreign markets.  On the bond side, we are cautiously positioned with a relatively low weighting to fixed income and a fairly conservative exposure to shifts in interest rates.

We appreciate both our shareholders as well as all of the advisors who have purchased the Funds for their clients and for their due diligence in identifying our Funds.

Villere Funds

Thank you for your interest in the Villere Equity Fund and the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Lamar G. Villere, CFA

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young, St. Denis J. Villere III, and Lamar G. Villere and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper category.  The Lipper Mid Cap Growth Fund Index invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends.  The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.  While the Fund is no-load, management & other expenses still apply. Please refer to the Prospectus for more information.

Villere Funds

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. It is expressed as a number of years.

EBITDA is a measurement of a company’s operating profitability as a percentage of its total revenue.  It is equal to earnings before interest, tax, depreciation and amortization (EBITDA) divided by total revenue.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.  The Equity Fund may invest in foreign securities.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.  These risks are magnified in emerging markets.  The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC. 10/16

Villere Funds

SECTOR ALLOCATION at August 31, 2016 (Unaudited)

Villere Balanced Fund

Sector Allocation	Percent of Net Assets

General Manufacturing	21.5%
Finance & Insurance	16.8%
Money Market Funds*	13.6%
Mining	9.7%
Professional, Scientific & Technical Services	9.7%
Computer & Electronic Products	9.4%
Information	4.8%
Real Estate, Rental & Leasing	4.8%
Food Manufacturing	4.5%
Furniture Manufacturing	3.5%
Health Care Equipment Manufacturing	3.3%
Utilities	2.4%
Transportation & Warehousing	2.2%
Liabilities in Excess of Other Assets	(6.2)%
Total	100.0%

*	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Villere Funds

SECTOR ALLOCATION at August 31, 2016 (Unaudited)

Villere Equity Fund

Sector Allocation	Percent of Net Assets

General Manufacturing	24.7%
Money Market Funds*	24.5%
Finance & Insurance	14.3%
Professional, Scientific & Technical Services	12.7%
Computers & Electronic Products	8.5%
Mining	5.0%
Transportation & Warehousing	4.9%
Real Estate, Rental & Leasing	4.5%
Furniture Manufacturing	4.2%
Health Care Equipment Manufacturing	4.1%
Food Manufacturing	2.7%
Liabilities in Excess of Other Assets	(10.1)%
Total	100.0%

*	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Villere Funds

EXPENSE EXAMPLE For the Six Months Ended August 31, 2016 (Unaudited)

As a shareholder of the Villere Balanced Fund and Villere Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/16 – 8/31/16).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Villere Equity Fund.  In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account

Villere Funds

EXPENSE EXAMPLE For the Six Months Ended August 31, 2016 (Unaudited) (Continued)

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.

Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Villere Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/16	Value 8/31/16	3/1/16 – 8/31/16*
Actual	$1,000.00	$1,171.10	$5.40
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,020.16	$5.03

*
Expenses are equal to the Villere Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.99% (reflecting fee recoupments) multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Villere Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/16	Value 8/31/16	3/1/16 – 8/31/16**
Actual	$1,000.00	$1,185.50	$6.81
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.90	$6.29

**
Expenses are equal to the Villere Equity Fund’s annualized expense ratio for the most recent six-month period of 1.24% (reflecting fee recoupments) multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Villere Balanced Fund

Hypothetical Value of $10,000 vs Barclays Capital Intermediate Government/Credit
Bond Index, Lipper Balanced Fund Index, S&P 500® Index and Blended 65%
S&P 500® Index/35% Barclays Capital Intermediate Government/Credit Bond Index

Average Annual Total Returns as of August 31, 2016

				Value of
				$10,000
	One Year	Five Year	Ten Year	(8/31/16)
Villere Balanced Fund	2.50%	8.67%	6.89%	$19,473
S&P® 500 Index	12.55%	14.69%	7.51%	$20,628
S&P® 500 Index (65%)/Barclays
Capital Intermediate Government/
Credit Bond Index (35%)	9.72%	10.41%	6.65%	$19,033
Barclays Capital Intermediate
Government/Credit Bond Index	4.07%	2.39%	4.23%	$15,140
Lipper Balanced Fund Index	7.60%	8.30%	5.59%	$17,228

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2006, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Villere Equity Fund

Hypothetical Value of $10,000 vs S&P 500® Index,
Lipper Mid-Cap Growth Funds Index and Russell 2000 Total Return Index

Average Annual Total Returns as of August 31, 2016

			Value of
		Since	$10,000
	One Year	Inception	(8/31/16)
Villere Equity Fund	0.68%	2.00%	$10,664
S&P® 500 Index	12.55%	11.53%	$14,259
Lipper Mid-Cap Growth Funds Index	4.22%	9.32%	$13,362
Russell 2000 Total Return Index	8.59%	8.85%	$13,175

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Fund’s "inception") and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2016

		Fair
Shares		Value
COMMON STOCKS: 69.9%

Aerospace Products &
Services: 3.4%
266,431	BE Aerospace,
	Inc.	$13,468,087

Computer & Electronic
Products: 7.2%
128,550	Apple, Inc.	13,639,155
198,250	Skyworks
	Solutions, Inc.	14,840,995
		28,480,150
Credit Intermediation: 12.9%
652,650	Financial
	Engines, Inc.[1]	20,865,220
1,220,100	Kearny Financial
	Corp.[3]	16,703,169
168,310	Visa, Inc.	13,616,279
		51,184,668
Electrical Equipment &
Appliance Manufacturing: 7.3%
1,065,731	TASER
	International,
	Inc.*[1,2]	28,859,995

Food Manufacturing: 1.1%
280,046	Flowers
	Foods, Inc.	4,175,486

Furniture
Manufacturing: 3.2%
243,766	Leggett &
	Platt, Inc.	12,792,840

Health Care Equipment
Manufacturing: 3.3%
184,860	STERIS PLC[1]	13,065,905

Machinery: 3.8%
1,022,600	3D Systems
	Corp.*[1,2]	14,827,700

Merchant Wholesalers &
Durable Goods: 3.8%
418,900	LKQ Corp.*	15,118,101

Oil & Gas Extraction: 5.7%
347,950	Gulfport Energy
	Corp.*	9,951,370
478,313	Oceaneering
	International,
	Inc.	12,684,861
		22,636,231
Professional, Scientific &
Technical Services: 8.4%
1,264,179	EPIQ Systems,
	Inc.[2,3]	20,757,819
582,377	Luminex
	Corp.*[2,3]	12,270,684
		33,028,503
Rail Transportation: 1.8%
104,000	Genesee &
	Wyoming, Inc.*	7,070,960

Real Estate: 4.8%
159,666	The Howard
	Hughes Corp.*	18,875,715

Sporting & Recreation
Goods: 3.2%
126,997	Pool Corp.	12,810,187
TOTAL COMMON
STOCKS
(Cost $267,510,987)		276,394,528

Principal
Amount
CORPORATE BONDS: 22.7%

Air Transportation: 0.4%
	PHI, Inc.,
	5.250%,
$1,552,000	3/15/19	1,486,040

Commercial Finance: 0.1%
	John Deere
	Capital Corp.,
	2.250%,
500,000	4/17/19	513,806

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Continued)

Principal		Fair
Amount		Value
Computer & Electronic
Products: 2.2%
	Dell Computer
	Corp.,
	7.100%,
$5,000,000	4/15/28[1]	$5,225,000
	Hewlett-
	Packard Co.,
	3.750%,
321,000	12/1/20	340,666
	Texas Instruments,
	Inc.,
	1.000%,
3,250,000	5/1/18	3,246,298
		8,811,964
Credit Intermediation: 3.6%
	Discover Bank,
	2.000%,
9,605,000	2/21/18	9,648,251
	Royal Bank of
	Canada, 1.500%,
2,000,000	1/16/18	2,004,840
	Whitney National
	Bank, 5.875%,
2,650,000	4/1/17	2,701,408
		14,354,499
Food Manufacturing: 3.4%
	Campbell Soup
	Co., 2.500%,
6,045,000	8/2/22	6,200,907
	Flowers Foods,
	Inc., 4.375%,
6,225,000	4/1/22	6,732,568
	Kraft Foods
	Group, Inc.,
	5.375%,
523,000	2/10/20	585,928
		13,519,403
Furniture Manufacturing: 0.3%
	Leggett & Platt,
	Inc., 3.400%,
970,000	8/15/22	1,007,325

Motion Picture &
Entertainment: 1.3%
	Viacom, Inc.,
	3.500%,
500,000	4/1/17	506,028
	2.500%,
250,000	9/1/18	253,110
	3.250%,
4,395,000	3/15/23	4,392,741
		5,151,879
Oil & Gas: 2.8%
	Phillips 66,
	4.300%,
10,000,000	4/1/22	11,038,630

Oil & Gas Extraction: 1.2%
.	Sanchez Energy
	Corp., 6.125%,
6,000,000	1/15/23[1]	4,770,000

Professional, Scientific &
Technical Services: 1.3%
	Equifax, Inc.,
	3.300%,
4,995,000	12/15/22	5,238,506

Publishing Industries: 2.7%
	Symantec Corp.,
	4.200%,
10,000,000	9/15/20	10,514,110

Securities & Financial
Services: 0.1%
	Merrill Lynch &
	Co., Inc.,
	6.875%,
250,000	11/15/18	277,344

Telecommunications: 0.9%
	Vodafone Group
	PLC,
	4.625%,
2,150,000	7/15/18	2,272,763
	4.375%,
1,000,000	3/16/21	1,101,781
		3,374,544

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Continued)

Principal		Fair
Amount		Value
Utilities: 2.4%
	Duke Energy
	Corp., 2.150%,
$2,800,000	11/15/16	$2,806,731
	Southern Co.,
	2.450%,
6,600,000	9/1/18	6,738,501
TOTAL CORPORATE
BONDS
(Cost $87,929,906)		89,603,282

Shares
SHORT-TERM
INVESTMENTS: 6.4%

Money Market Funds: 6.4%
25,388,068	Invesco
	Short-Term
	Investments
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 0.250%[4]	25,388,068
TOTAL MONEY
MARKET FUNDS
(Cost $25,388,068)		25,388,068

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 7.2%

Money Market Funds: 7.2%
28,493,230	First American
	Prime
	Obligations
	Fund – Class Z,
	0.230%[4]	28,493,230
TOTAL INVESTMENTS
PURCHASED WITH
PROCEEDS FROM
SECURITIES LENDING
(Cost $28,493,230)		28,493,230
TOTAL INVESTMENTS
IN SECURITIES: 106.2%
(Cost $409,322,191)		419,879,108
Liabilities in Excess of
Other Assets: (6.2)%		(24,458,748)
TOTAL NET
ASSETS: 100.0%		$395,420,360

*	Non-income producing security
[1]	This security or a portion of this security was out on loan as of August 31, 2016. Total loaned securities had a market value of $25,893,818 or 6.5% of net assets. See Note 4.
[2]	Affiliated company as defined by the Investment Company Act of 1940. See Note 7.
[3]	A portion of this security is illiquid. As of August 31, 2016, the total market value of illiquid securities was $49,731,672 or 12.6% of net assets. See Note 2H.
[4]	Seven-day yield as of August 31, 2016

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2016

		Fair
Shares		Value
COMMON STOCKS: 85.6%

Aerospace Products
& Services: 4.6%
33,600	BE Aerospace,
	Inc.	$1,698,480

Computer & Electronic
Products: 8.5%
13,345	Apple, Inc.	1,415,904
23,200	Skyworks
	Solutions, Inc.	1,736,752
		3,152,656
Credit Intermediation: 14.2%
57,050	Financial Engines,
	Inc.	1,823,888
25,900	First Hawaiian,
	Inc.*	688,422
94,900	Kearny Financial
	Corp.[3]	1,299,181
18,580	Visa, Inc.	1,503,122
		5,314,613
Electrical Equipment &
Appliance Manufacturing: 6.2%
85,500	TASER
	International,
	Inc.*[2]	2,315,340

Food Manufacturing: 2.7%
66,200	Flowers
	Foods, Inc.	987,042

Furniture
Manufacturing: 4.2%
29,700	Leggett &
	Platt, Inc.	1,558,656

Machinery: 4.5%
116,016	3D Systems
	Corp.*[1,2]	1,682,232

Merchant Wholesalers &
Durable Goods: 5.2%
54,100	LKQ Corp.*	1,952,469

Health Care Equipment
Manufacturing: 4.1%
21,850	STERIS PLC	1,544,358

Oil & Gas Extraction: 5.1%
31,050	Gulfport Energy
	Corp.*	888,030
37,300	Oceaneering
	International, Inc.	989,196
		1,877,226
Professional, Scientific &
Technical Services: 12.7%
87,000	EPIQ Systems,
	Inc.[2,3]	1,428,540
100,500	Luminex
	Corp.*[2,3]	2,117,535
34,000	2U, Inc.*[1]	1,201,560
		4,747,635
Rail Transportation: 4.9%
27,000	Genesee &
	Wyoming, Inc.*	1,835,730

Real Estate: 4.5%
14,230	The Howard
	Hughes Corp.*	1,682,271

Sporting & Recreation
Goods: 4.2%
15,550	Pool Corp.	1,568,529
TOTAL COMMON
STOCKS
(Cost $30,404,824)		31,917,237

SHORT-TERM
INVESTMENTS: 16.2%

Money Market Funds: 16.2%
6,021,430	Invesco
	Short-Term
	Investments
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 0.250%[4]	6,021,430
TOTAL MONEY MARKET
FUNDS
(Cost $6,021,430)		6,021,430

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Continued)

Fair
Shares	Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 8.3%

Money Market Funds: 8.3%
3,086,649	First American
Prime Obligations
Fund – Class Z,
0.23%[4]	$3,086,649
TOTAL INVESTMENTS
PURCHASED WITH
PROCEEDS FROM
SECURITIES LENDING
(Cost $3,086,649)	3,086,649
TOTAL INVESTMENTS
IN SECURITIES: 110.1%
(Cost $39,512,903)	41,025,316
Liabilities in Excess of
Other Assets: (10.1)%	(3,772,573)
TOTAL NET
ASSETS: 100.0%	$37,252,743

*	Non-income producing security
[1]	This security or a portion of this security was out on loan as of August 31, 2016. Total loaned securities had a market value of $2,854,942 or 7.7% of net assets. See Note 4.
[2]	Affiliated company as defined by the Investment Company Act of 1940. See Note 7.
[3]	A portion of this security is illiquid. As of August 31, 2016, the total market value of illiquid securities was $4,845,256 or 13.0% of net assets. See Note 2H.
[4]	Seven-day yield as of August 31, 2016

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2016

	Villere	Villere
	Balanced Fund	Equity Fund
ASSETS:
Investments in unaffiliated securities, at value
(Cost $327,218,924 and $31,025,401, respectively)	$343,162,910	$33,481,669
Investments in affiliated securities, at value
(Cost $82,103,267 and $8,487,502, respectively)	76,716,198	7,543,647
Total investments, at value
(Cost $409,322,191 and $39,512,903, respectively)	419,879,108	41,025,316
Receivables:
Investment securities sold	3,364,228	—
Fund shares sold	110,975	358
Dividends and interest	1,421,569	40,113
Securities lending income	48,504	5,254
Prepaid expenses	26,590	16,343
Total assets	424,850,974	41,087,384

LIABILITIES:
Payables:
Collateral received for securities lending	28,493,230	3,086,649
Investment securities purchased	—	686,739
Fund shares redeemed	351,464	—
Investment advisory fees, net	292,076	23,649
Administration fees	88,312	5,273
Trustee fees	4,905	988
Fund accounting fees	5,996	3,701
Transfer agent fees	146,529	3,129
Custody fees	10,284	1,276
Chief Compliance Officer fees	1,500	1,500
Other accrued expenses	36,318	21,737
Total liabilities	29,430,614	3,834,641
NET ASSETS	$395,420,360	$37,252,743

COMPONENTS OF NET ASSETS
Paid-in capital	$397,897,679	$38,220,094
Undistributed net investment income	2,595,286	40,823
Accumulated net realized loss on investments	(15,629,522)	(2,520,587)
Net unrealized appreciation on investments	10,556,917	1,512,413
Net assets	$395,420,360	$37,252,743
Market value of securities on loan	$25,893,818	$2,854,942

Net Assets	$395,420,360	$37,252,743
Shares (unlimited number of shares
authorized without par value)	19,134,361	3,620,725
Net assets value, offering, and redemption price per share	$20.67	$10.29

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year Ended August 31, 2016

	Villere	Villere
	Balanced Fund	Equity Fund
INVESTMENT INCOME
Interest from unaffiliated investments	$3,952,400	$5,824
Interest from affiliated investments	365,147	—
Dividends from unaffiliated investments	3,046,427	293,021
Dividends from affiliated investments	952,040	77,870
Income from securities lending	1,021,668	108,196
Total investment income	9,337,682	484,911

EXPENSES
Investment advisory fees	3,684,615	261,800
Transfer agent fees	482,272	23,340
Administration fees	382,658	32,367
Miscellaneous expense	38,140	5,266
Reports to shareholders	36,833	478
Fund accounting fees	33,637	30,176
Registration fees	32,820	19,787
Custody fees	27,883	5,202
Audit fees	21,224	21,710
Trustee fees	19,859	11,507
Chief Compliance Officer fees	9,051	9,072
Legal fees	8,265	9,293
Interest expense	7,558	—
Insurance expense	4,313	2,831
Total expenses	4,789,128	432,829
Less: fees waived	(15,453)	—
Plus: prior years fees recouped	—	210
Net expenses	4,773,675	433,039
Net investment income	4,564,007	51,872

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on unaffiliated investments	(2,091,796)	(33,132)
Net realized loss on affiliated investments	(7,745,829)	(1,716,522)
Change in net unrealized appreciation/depreciation
on investments	(3,783,508)	1,790,458
Net realized and unrealized gain (loss) on investments	(13,621,133)	40,804
Net increase (decrease) in net assets
resulting from operations	$(9,057,126)	$92,676

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,564,007	$6,152,447
Net realized gain (loss) on unaffiliated investments	(2,091,796)	93,070,126
Net realized loss on affiliated investments	(7,745,829)	(20,983,833)
Change in net unrealized appreciation/depreciation
on investments	(3,783,508)	(164,651,125)
Net decrease in net assets
resulting from operations	(9,057,126)	(86,412,385)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,123,139)	(11,348,211)
From net realized gains	(65,241,304)	(41,083,362)
Total distributions to shareholders	(70,364,443)	(52,431,573)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares (a)	(195,325,589)	(400,221,642)
Total decrease in net assets	(274,747,158)	(539,065,600)

NET ASSETS
Beginning of year	$670,167,518	$1,209,233,118
End of year	$395,420,360	$670,167,518
Undistributed net investment income	$2,595,286	$3,154,542

(a)	Summary of capital share transactions is as follows:

		Year Ended		Year Ended
		August 31, 2016		August 31, 2015
		Shares	Value	Shares	Value
	Shares sold	1,855,427	$37,830,614	3,761,227	$92,576,993
	Shares issued in
	reinvestment of
	distributions	3,515,030	66,117,704	2,099,253	48,807,625
	Shares redeemed	(15,219,541)	(299,273,907)	(22,213,393)	(541,606,260)
	Net decrease	(9,849,084)	$(195,325,589)	(16,352,913)	$(400,221,642)

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$51,872	$(92,063)
Net realized gain (loss) on unaffiliated investments	(33,132)	2,631,352
Net realized loss on affiliated investments	(1,716,522)	(1,668,009)
Change in net unrealized appreciation/depreciation
on investments	1,790,458	(5,794,240)
Net increase (decrease) in net assets
resulting from operations	92,676	(4,922,960)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(582,566)	(784,929)
Total distributions to shareholders	(582,566)	(784,929)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares (a)	(431,078)	(2,357,336)
Total decrease in net assets	(920,968)	(8,065,225)

NET ASSETS
Beginning of year	$38,173,711	$46,238,936
End of year	$37,252,743	$38,173,711
Undistributed (Accumulated) net
investment income (loss)	$40,823	$(11,032)

(a)	Summary of capital share transactions is as follows:

		Year Ended		Year Ended
		August 31, 2016		August 31, 2015
		Shares	Value	Shares	Value
	Shares sold	352,275	$3,370,016	564,979	$6,205,462
	Shares issued in
	reinvestment of
	distributions	61,543	572,351	73,057	769,289
	Shares redeemed (b)	(462,317)	(4,373,445)	(869,857)	(9,332,087)
	Net decrease	(48,499)	$(431,078)	(231,821)	$(2,357,336)

(b)	Net of redemption fees of $888 and $5,671, respectively.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2016	2015	2014	2013	2012
Net asset value,
beginning of year	$23.12	$26.67	$23.75	$20.42	$17.79

INCOME FROM INVESTMENT OPERATIONS:
Net investment income#	0.19	0.23	0.25	0.11	0.08
Net realized and unrealized
gain (loss) on investments	0.11	(2.40)	3.16	3.69	3.07
Total from
investment operations	0.30	(2.17)	3.41	3.80	3.15

LESS DISTRIBUTIONS:
From net
investment income	(0.20)	(0.30)	(0.10)	(0.13)	(0.13)
From net realized gain	(2.55)	(1.08)	(0.39)	(0.34)	(0.39)
Total distributions	(2.75)	(1.38)	(0.49)	(0.47)	(0.52)
Net asset value, end of year	$20.67	$23.12	$26.67	$23.75	$20.42

Total return	2.50%	(8.19)%	14.51%	18.96%	18.25%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$395.4	$670.2	$1,209.2	$820.3	$217.9

Portfolio turnover rate	14%	15%	25%	17%	17%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.97%	0.88%	0.86%	0.90%	1.00%
After fees waived and
expenses absorbed	0.97%	0.88%	0.86%	0.90%	1.00%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.93%	0.70%	1.02%	0.58%	0.68%
After fees waived and
expenses absorbed	0.93%	0.70%	1.02%	0.58%	0.68%

#	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					Period Ended
	Year Ended August 31,				August 31,
	2016	2015	2014		2013*
Net asset value,
beginning of year/period	$10.40	$11.85	$10.29		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)#	0.01	(0.03)	(0.00	)(1)	(0.01)
Net realized and unrealized
gain (loss) on investments	0.04	(1.23)	1.56		0.30
Total from
investment operations	0.05	(1.26)	1.56		0.29
Paid-in capital from
redemption fees	0.00 (1)	0.00 (1)	0.00	(1)	—

LESS DISTRIBUTIONS:
From net realized gain	(0.16)	(0.19)	—		—
Total distributions	(0.16)	(0.19)	—		—
Net asset value,
end of year/period	$10.29	$10.40	$11.85		$10.29

Total return	0.68%	(10.62)%	15.16%		2.90%^

SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$37.3	$38.2	$46.2		$23.8

Portfolio turnover rate	32%	32%	13%		0%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	1.24%	1.10%	1.20%		2.40	%+
After fees waived/recouped and
expenses absorbed/recouped	1.24%	1.16%	1.25%		1.25	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	0.15%	(0.15)%	(0.02)%		(1.69	)%+
After fees waived/recouped and
expenses absorbed/recouped	0.15%	(0.21)%	(0.07)%		(0.54	)%+

*	The Fund commenced operations on May 31, 2013.
#	Calculated using the average shares outstanding method.
(1)	Amount lesss than $0.005
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Balanced Fund”) and the Villere Equity Fund (the “Equity Fund” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Balanced Fund commenced operations on September 30, 1999. The Equity Fund commenced operations on May 31, 2013.

The investment objective of the Balanced Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Balanced Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

The Equity Fund seeks to achieve long term growth. The Equity Fund seeks to achieve its objective by investing in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on a U.S. or foreign national securities exchange are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2016. See the Schedules of Investments for industry breakouts.
Balanced Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$276,394,528	$—	$—	$276,394,528
Corporate Bonds	—	89,603,282	—	89,603,282
Short-Term
Investments	25,388,068	—	—	25,388,068
Investments
Purchased with Cash
Proceeds from
Securities Lending	28,493,230	—	—	28,493,230
Total Investments
in Securities	$330,275,826	$89,603,282	$—	$419,879,108

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$31,917,237	$—	$—	$31,917,237
Short-Term
Investments	6,021,430	—	—	6,021,430
Investments
Purchased with Cash
Proceeds from
Securities Lending	3,086,649	—	—	3,086,649
Total Investments
in Securities	$41,025,316	$—	$—	$41,025,316

It is the Funds’ policy to recognize transfers between levels at the end of each Fund’s reporting period.
There were no transfers made into or out of Level 1, 2, or 3 for the year ended August 31, 2016.
B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of August 31, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Each Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of August 31, 2016, the Funds

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income and securities lending income are recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for each Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  Each Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Equity Fund charges a 2.00% redemption fee on shares held less than 60 calendar days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Equity Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

G.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

I.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2016, the Funds had the following reclassifications(a):

	Balanced Fund	Equity Fund
Net Investment Income/(Loss)	$(124)	$(17)
Net Realized Gain/(Loss)	124	17

(a) These differences are primarily due to dividend reclasses.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

K.
Recently Issued Accounting Pronouncement. In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund.  Under each Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Balanced Fund and Equity Fund based upon the average daily net assets of each Fund.  For the year ended August 31, 2016, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses to 0.99% and 1.25% of each Fund’s average daily net assets for the Balanced Fund and Equity Fund, respectively. The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Upon Board approval, the  Adviser is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses prior to the end of the three fiscal years after payment. At August 31, 2016, the remaining cumulative unreimbursed amount waived by the Adviser on behalf of the Balanced Fund that may be reimbursed was $15,453. The Adviser may recapture a portion of the above amount no later than August 31, 2019. For the year ended August 31, 2016, the Adviser recouped $210 in fees for the Equity Fund. As of August 31, 2016, the Adviser has recouped all eligible fees previously waived. Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement. The Adviser was paid its entitled monthly fee, net of fee waivers and recoupments.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses,

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended August 31, 2016, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. (the “Custodian”) serves as the Funds’ custodian.  Both the Distributor and Custodian are affiliates of USBFS.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”).  All Arrangements must be approved by the Board of Trustees. For the year ended August 31, 2016, the Sub-Transfer Agent Fees and Transfer Agent Fees were as follows:

	Transfer Agent Fees	Sub-Transfer
	paid to USBFS	Agent Fees
Balanced Fund	$57,538	$424,734
Equity Fund	$18,440	$4,900

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement (the “Agreement”) requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of August 31, 2016, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with U.S. Bank N.A.

As of August 31, 2016, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Balanced Fund	$25,893,818	$28,493,230
Equity Fund	$2,854,942	$3,086,649

The following is a summary of the transactions subject to the Agreement as of August 31, 2016:

			Gross	Net	Gross Amounts Not
			Amounts	Amounts	Offset in the Statements
			Offset	Presented	of Assets & Liabilities
			in the	in the
			Statements	Statements		Cash
		Gross	of Assets &	of Assets &	Financial	Collateral	Net
		Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Balanced	Collateral
Fund	received for
securities
	loaned	$28,493,230	$—	$28,493,230	$28,493,230	$—	$—
Equity	Collateral
Fund	received for
securities
	loaned	$3,086,649	$—	$3,086,649	$3,086,649	$—	$—

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Prime Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The Schedules of Investments for the Funds include the particular cash collateral holding as of August 31, 2016. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2016, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments were as follows:

	Purchases	Sales
Balanced Fund	$66,489,356	$336,069,887
Equity Fund	$10,284,352	$15,504,386

For the year ended August 31, 2016, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2016 and the year ended August 31, 2015 for the Funds were as follows:

Balanced Fund
	2016	2015
Distributions paid from:
Ordinary income	$5,123,263	$11,726,958
Long-term capital gain	65,241,180	40,704,615
	$70,364,443	$52,431,573

Equity Fund
	2016	2015
Distributions paid from:
Ordinary income	$17	$—
Long-term capital gain	582,549	784,929
	$582,566	$784,929

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

As of August 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Balanced Fund
Cost of investments	$409,322,191
Gross tax unrealized appreciation	51,672,879
Gross tax unrealized depreciation	(41,115,962)
Net tax unrealized appreciation	10,556,917
Undistributed ordinary income	3,273,135
Undistributed long-term capital gain	—
Total distributable earnings	3,273,135
Other accumulated losses	(16,307,371)
Total accumulated losses	$(2,477,319)

Equity Fund
Cost of investments	$39,512,903
Gross tax unrealized appreciation	5,454,499
Gross tax unrealized depreciation	(3,942,086)
Net tax unrealized appreciation	1,512,413
Undistributed ordinary income	40,823
Undistributed long-term capital gain	—
Total distributable earnings	40,823
Other accumulated losses	(2,520,587)
Total accumulated losses	$(967,351)

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At August 31, 2016, the Funds deferred, on a tax basis, qualified late year losses, consisting of the following:

	Post-October	Ordinary Late
	Losses	Year Losses
Balanced Fund	$16,307,371	$—
Equity Fund	$2,520,587	$—

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

NOTE 7 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund or the Adviser. For the year ended August 31, 2016, the Funds had the following transactions with affiliated companies:

Balanced Fund

As of August 31, 2016, the market value of all securities of affiliated companies held in the Balanced Fund amount to $76,716,198, representing 19.4% of net assets.

	Share/Par			Share/Par
	Balance			Balance		Dividend
	at			at	Realized	Income	Value at
	August 31,			August 31,	Gain	and	August 31,	Acquisition
	2015	Purchases	Sales	2016	(Loss)	Interest	2016	Cost
3D
Systems
Corp.	890,600	132,000	—	1,022,600	$—	$—	$14,827,700	$31,666,753
EPIQ
Systems,
Inc.	1,264,179	—	—	1,264,179	—	455,104	20,757,819	16,287,189
Luminex
Corp.	1,408,444	—	(826,067)	582,377	2,495,906	—	12,270,684	10,717,619
TASER
Inter-
national	—	1,065,731	—	1,065,731	—	—	28,859,995	23,431,706
Total							$76,716,198	$82,103,267
Financial
Engines,
Inc.*	652,650	—	—	652,650	—	182,742	20,865,220	25,481,695
Kearny
Financial
Corp.*	1,220,100	—	—	1,220,100	—	122,010	16,703,169	13,041,893
Pool
Corp.*	393,547	—	(266,550)	126,997	7,206,911	192,184	12,810,187	7,325,719
Sanchez
Energy
Corp.*	920,428	—	(920,428)	—	(17,448,646)	—	—	—
Sanchez
Energy
Corp.,
6.125%
1/15/23*	6,000,000	—	—	6,000,000	—	365,147	4,770,000	6,018,742
Total					$(7,745,829)	$1,317,187

*	This security was considered an affiliate during the period but is no longer an affiliate at August 31, 2016.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

Equity Fund

As of August 31, 2016, the market value of all securities of affiliated companies held in the Equity Fund amount to $7,543,647, representing 20.2% of net assets.

	Share			Share
	Balance			Balance
	at			at	Realized		Value at
	August 31,			August 31,	Gain	Dividend	August 31,	Acquisition
	2015	Purchases	Sales	2016	(Loss)	Income	2016	Cost
3D
Systems
Corp.	69,916	46,100	—	116,016	$—	$—	$1,682,232	$3,530,607
EPIQ
Systems,
Inc.	87,000	—	—	87,000	—	31,320	1,428,540	1,132,425
Luminex
Corp.	100,500	—	—	100,500	—	—	2,117,535	1,933,318
Taser Inter-
national	—	85,500	—	85,500	—	—	2,315,340	1,891,152
Total							$7,543,647	$8,487,502
Financial
Engines,
Inc.*	53,550	3,500	—	57,050	—	14,994	1,823,888	2,141,113
Kearny
Financial
Corp.*	94,900	—	—	94,900	—	9,490	1,299,181	1,014,405
Pool
Corp.*	28,400	—	(12,850)	15,550	410,080	22,066	1,568,529	871,776
Sanchez
Energy
Corp.*	113,500	—	(113,500)	—	(2,126,602)	—	—	—
Total					$(1,716,522)	$77,870

*	This security was considered an affiliate during the period but is no longer an affiliate at August 31, 2016.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2016 (Continued)

NOTE 8 – CREDIT FACILITY.

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes.The maximum amounts available for each Fund is $45,000,000 and $2,500,000 for the Balanced Fund and Equity Fund, respectively. For the year ended August 31, 2016, the average interest rate on the outstanding principal amount was 3.50% for the Balanced Fund. During the year ended August 31, 2016, the Balanced Fund had outstanding average daily loan balance of $213,041. The maximum amount outstanding during the year ended August 31, 2016 was $6,379,000 for the Balanced Fund. Interest expenses for the year ended August 31, 2016 are disclosed in the Statements of Operations. During the year ended August 31, 2016 the Equity Fund did not utilize their line of credit. At August 31, 2016, neither Fund had a loan payable balance.

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
Villere Equity Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including or  the schedules of investments, of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of August 31, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated within the financial statements. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Villere Balanced Fund and Villere Equity Fund as of August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 25, 2016

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8, 2016, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and St. Denis J. Villere & Company, LLC (the “Adviser”) for the Villere Balanced Fund and the Villere Equity Fund (each, a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on May 23, 2016, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Villere Balanced Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date and ten-year periods, and underperformed its peer group median for the one-year, three-year and five-year periods ended March 31, 2016.  The Board also considered that the Fund underperformed the Adviser’s other similarly managed accounts for the one-year period, and the reasons given by the Adviser for such underperformance, and that the Fund performed in-line with the Adviser’s other similarly managed accounts for the three-year, five-year and ten-year periods ended March 31, 2016.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year, five-year and ten-year periods ended March 31, 2016.  As of the same time period, the Board noted that the Fund underperformed its secondary benchmark for the one-year, three-year and five-year periods and outperformed for the ten-year period.

For the Villere Equity Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date period and underperformed for the one-year period ended March 31, 2016.  The Board also considered that the Fund underperformed the Adviser’s other similarly managed accounts for the one-year period ended March 31, 2016 and the reasons given by the Adviser for such underperformance.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year period ended March 31, 2016.  As of the same time period, the Board noted that the Fund underperformed its secondary benchmark for the one-year period.  In considering the performance of the Fund, the Board considered that the Fund has less than three years of operations.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the Advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to each Fund as compared to the fees charged by the Adviser to its similarly managed separate account clients differed due to a number of factors.

For the Villere Balanced Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.99% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s Advisory fee was higher than those of its peer group median and average, and the net expense ratio was at the peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and Advisory fee information.

For the Villere Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s Advisory fee was lower than its peer group median and average, and the net expense ratio was higher than the peer group median and at the peer group average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and Advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its Advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered that there were no additional benefits derived by the Adviser from its relationship with the Funds.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an Advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the Advisory arrangements with the Adviser, including each Fund’s Advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director,
(born 1943)	and	Term;	Talon Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(business consulting);		Inc.
Fund Services, LLC		May	formerly, Executive
2020 E. Financial Way		1991.	Vice President and
Suite 100			Chief Operating
Glendora, CA 91741			Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief		Foundation;
c/o U.S. Bancorp		Since	Executive Officer,		The Univ. of
Fund Services, LLC		May	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way		1991.	(prior thereto Senior		School
Suite 100			Vice President), and		Foundation.
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international consumer
products conglomerate).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	2	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds Trust since		Direxion
Fund Services, LLC		September	2013; formerly,		Funds Trust,
615 East Michigan St.		2011.	Senior Vice President		Direxion
Milwaukee, WI 53202			and Chief Financial		ETF Trust
			Officer (and other		and Direxion
			positions), U.S.		Variable
			Bancorp Fund		Trust.
Services, LLC
since 1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee,
c/o U.S. Bancorp		Since	Executive Vice		AMG Funds;
Fund Services, LLC		May	President, Investment		Advisory
2020 E. Financial Way		1991.	Company		Board
Suite 100			Administration, LLC		Member,
Glendora, CA 91741			(mutual fund		Sustainable
			administrator).		Growth
Advisers,
LP;
Independent
Director,
Chase
Investment
Counsel.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		March	Bancorp Fund
2020 E. Financial Way		2013.	Services, LLC,
Suite 100	Secretary	Indefinite	since July 2007.
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		August	since June 2006.
615 East Michigan St.		2016.
Milwaukee, WI 53202

James Matel	Assistant	Indefinite	Vice President (and	Not	Not
(born 1971)	Treasurer	Term;	other positions),	Applicable.	Applicable.
c/o U.S. Bancorp		Since	U.S. Bancorp
Fund Services, LLC		June	Fund Services, LLC
615 East Michigan St.		2006.	since July 1995.
Milwaukee, WI 53202

Melissa Breitzman	Assistant	Indefinite	Officer, U.S.	Not	Not
(born 1983)	Treasurer	Term;	Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC
Fund Services, LLC		August	since June 2005.
615 East Michigan St.		2016.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since November
Milwaukee, WI 53202			2007.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Jordan Dasko	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1984)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since July 2007.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July	U.S. Bancorp Fund
615 East Michigan St.		2011.	Services, LLC
Milwaukee, WI 53202	Anti-	Indefinite	since August 2004.
	Money	Term;
	Laundering	Since
	Officer	July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Villere Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Balanced Fund	90.89%
Equity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2016 was as follows:

Balanced Fund	90.51%
Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Balanced Fund	0.00%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Funds’ web site at www.villere.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov. Each Fund’s N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.villere.com.

(This Page Intentionally Left Blank.)

Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$19,400	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Villere Equity Fund

	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$19,400	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Professionally Managed Portfolios
By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     November 3, 2016

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date     November 7, 2016

* Print the name and title of each signing officer under his or her signature.